SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 3, 2003

                      MULTI-TECH INTERNATIONAL, CORP
               (Exact name of registrant as specified in its charter)

                                       NEVADA
            (State or other jurisdiction of incorporation or organization)

                                     86-0931332
                        (IRS Employer Identification Number)

                        760 Killian Road, Akron, Ohio         44319
                   (Address of principal executive offices) (Zip Code)


                                 (216) 849-4934
                Registrant's telephone number, including area code



          (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant
        Not applicable.

Item 2. Acquisition or Disposition of Assets
        Not applicable.

Item 3. Bankruptcy or Receivership
        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant
        On March 3, 2002, the new Board of Directors of the Registrant learned that James E. Slayton, CPA ("Slayton")had previously resigned effective May 15, 2002.

        During the period of January 1, 2001 through May 15, 2002, there were no disagreements with ("Slayton")on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Slayton's satisfaction, would have caused him to refer to the subject matter of the disagreement(s) in connection with his report. The reports of Slayton for the period ending December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Registrant has requested Slayton to furnish it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of such letter, dated May 28, 2003 is filed as Exhibit 16.1 to this Form 8-K/A.

        On March 3, 2003, the Registrant appointed Michael Johnson & Co., LLC as its independent accountants to audit the Registrant's financial statement for the year ended December 31,2002. Additionally, the Registrant has not consulted the new accountant regarding: The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph
(a)(iv) of Item 304 promulgated under Regulation S-B.

Item 5. Other Events and Regulation FD Disclosure
        Not applicable.

Item 6. Resignations of Registrant's Directors
        Not applicable.

Item 7. Financial Statements and Exhibits
        EXHIBITS
        16.1  Letter of James E. Slayton dated May 28, 2003.

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure
        Not applicable.

Item 10.Ammendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
        Not applicable.

Item 11.Temporary Suspension of Trading Under Registrant's Employee Benefit
        Plans
        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Multi-Tech International, Corp

 May 28, 2003              By: /s/  John J. Craciun, III
                          ---------------------------------
                          John J. Craciun, III, President